UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21593

Kayne Anderson MLP Investment Company

(Exact name of registrant as specified in charter)

811 Main Street, 14th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

David Shladovsky, Esq.

KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2016

Date of reporting period: May 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The report of Kayne Anderson MLP Investment Company (the “Registrant”) to stockholders for the semi-annual period ended May 31, 2016 is attached below.

MLP Investment Company

KYN Semi-Annual Report

May 31, 2016

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson MLP Investment Company (“the Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson MLP Investment Company is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

As of May 31, 2016, we had total assets of $3.8 billion, net assets applicable to our common stock of $2.1 billion (net asset value of $18.59 per share), and 113.0 million shares of common stock outstanding.

Our investments are principally in equity securities issued by MLPs, but we also may invest in debt securities of MLPs and equity/debt securities of other Midstream Energy Companies. As of May 31, 2016, we held $3.7 billion in equity investments, no debt investments and $92 million of cash and cash equivalents.

Results of Operations — For the Three Months Ended May 31, 2016

Investment Income.    Investment income totaled $11.2 million for the quarter and consisted primarily of net dividends and distributions and interest income on our investments. We received $73.9 million of dividends and distributions, of which $61.0 million was treated as return of capital and $1.7 million was treated as distributions in excess of cost basis. Interest income was $0.1 million. We also received $1.2 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $24.4 million, including $11.5 million of investment management fees, $7.2 million of interest expense, $4.8 million of preferred stock distributions and $0.9 million of other operating expenses. Interest expense includes $0.4 million of non-cash amortization of debt issuance costs. Preferred stock distributions include $0.3 million of non-cash amortization of offering costs.

Net Investment Loss.    Our net investment loss totaled $9.3 million and included a current tax expense of $0.8 million and a deferred tax benefit of $4.7 million.

Net Realized Gains.    We had net realized gains from our investments of $3.7 million, consisting of realized gains from long term investments of $5.7 million, $0.1 million of realized gains from option activity, a current tax benefit of $0.8 million and a deferred tax expense of $2.9 million.

Net Change in Unrealized Gains.    We had a net increase in our unrealized gains of $540.2 million. The net change consisted of a $852.6 million increase in our unrealized gains on investments, $0.2 million of unrealized gains from option activities and a deferred tax expense of $312.6 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $534.6 million. This increase was comprised of a net investment loss of $9.3 million, net realized gains of $3.7 million and a net increase in unrealized gains of $540.2 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser (KAFA), (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended May 31, 2016
Distributions and Other Income from Investments
Dividends and Distributions (1)	$73.9
Paid-In-Kind Dividends(1)	1.2
Interest Income	0.1
Net Premiums Received from Call Options Written	1.5

Total Distributions and Other Income from Investments	76.7
Expenses
Net Investment Management Fee	(11.5)
Other Expenses	(0.9)
Interest Expense	(7.1)
Preferred Stock Distributions	(4.5)
Income Tax Benefit	3.9

Net Distributable Income (NDI).	$56.6

Weighted Shares Outstanding	112.8
NDI per Weighted Share Outstanding	$0.50

Adjusted NDI per Weighted Share Outstanding (2)	$0.52

Distributions paid per Common Share(3)	$0.55

(1)	See Note 2 (Investment Income) to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(2)	Adjusted NDI includes $1.9 million of consideration received in the MarkWest Energy Partners, L.P. and MPLX LP merger that was intended to offset lower quarterly distributions as a result of the transaction. Because the acquiring entity has deemed part of the merger consideration to be compensation to help offset the lower quarterly distribution that unitholders of the acquired entity would receive after closing, we believe it to be appropriate to include this amount in Adjusted NDI. This merger consideration is not included in investment income for GAAP purposes, but rather is treated as additional consideration when calculating the realized or unrealized gain (loss) that results from the merger transaction.

(3)	The distribution of $0.55 per share for the second quarter was paid on July 15, 2016.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. Because our quarterly distributions are funded primarily by NDI generated from our portfolio investments, the Board of Directors, in determining our quarterly distribution to common stockholders, gives a significant amount of consideration to the NDI and Adjusted NDI generated in the current quarter, as well as the NDI that our portfolio is expected to generate over the next twelve months. The Board of Directors also considers other factors, including but not limited to, realized and unrealized gains generated by the portfolio.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions received from MLPs that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

We may hold debt securities from time to time. Certain of our investments in debt securities may be purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the premium that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs, premiums on newly issued debt and preferred stock offering costs related to our financings is included in interest expense and

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts or the amortization of termination payments on interest rate swap contracts entered into in anticipation of an offering of unsecured notes (“Notes”) or mandatory redeemable preferred stock (“MRP Shares”). The termination payments on interest rate swap contracts are amortized over the term of the Notes or MRP Shares issued. For GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

At May 31, 2016, we had total leverage outstanding of $1,171 million, which represented 31% of total assets and was comprised of $767 million of Notes and $404 million of MRP Shares. At May 31, 2016, we did not have any borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”) or under our unsecured term loan (the “Term Loan”), and we had $92 million of cash and cash equivalents. As of July 15, 2016, we had no borrowings outstanding under either our Credit Facility or Term Loan, and we had $15 million of cash and cash equivalents.

Our Credit Facility has a two-year term maturing on February 28, 2018 and a total commitment amount of $150 million. The interest rate on outstanding loan balances may vary between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on our asset coverage ratios. We pay a fee of 0.30% per annum on any unused amounts of the Credit Facility.

Our Term Loan has a total commitment of $150 million and matures on February 18, 2019. Borrowings under the Term Loan bear interest at a rate of LIBOR plus 1.30%. Amounts borrowed under the Term Loan may be repaid and subsequently borrowed. We pay a fee of 0.25% per annum on any unused amounts of the Term Loan.

At May 31, 2016, we had $767 million of Notes outstanding that mature between 2017 and 2025 and we had $404 million of MRP Shares outstanding that are subject to mandatory redemption between 2017 and 2022.

At May 31, 2016, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 427% for debt and 279% for total leverage (debt plus preferred stock). Following the significant downturn in the energy sector, we increased our target asset coverage ratio with respect to our debt from 375% to 385%. At times we may be above or below our target depending on market conditions as well as certain other factors, including our target total leverage asset coverage ratio of 290% and the basic maintenance amount as stated in our rating agency guidelines.

As of May 31, 2016, our total leverage consisted 100% of fixed rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.87%.

KAYNE ANDERSON MLP INVESTMENT COMPANY

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio of Long-Term Investments by Category

May 31, 2016	November 30, 2015

Top 10 Holdings by Issuer

		Percent of Long-Term Investments as of
Holding	Category	May 31, 2016	November 30, 2015
1. Enterprise Products Partners L.P.	Midstream MLP	14.9%	14.5%
2. Energy Transfer Partners, L.P.	Midstream MLP	10.3	11.1
3. Williams Partners L.P	Midstream MLP	9.3	7.3
4. ONEOK Partners, L.P.	Midstream MLP	7.0	5.3
5. MPLX LP(1)	Midstream MLP	6.3	0.1
6. DCP Midstream Partners, LP	Midstream MLP	5.9	4.3
7. Plains All American Pipeline, L.P.(2)(3)	Midstream MLP	5.3	5.3
8. Western Gas Partners, LP	Midstream MLP	5.3	4.6
9. Buckeye Partners, L.P.	Midstream MLP	4.9	4.7
10. Magellan Midstream Partners, L.P.	Midstream MLP	4.4	3.8

(1)	On December 4, 2015, MarkWest Energy Partners, L.P. (“MWE”) and MPLX LP (“MPLX”) completed its merger whereby MWE became a wholly owned subsidiary of MPLX. As of November 30, 2015, our investments in MWE and MPLX represented 5.6% of long-term investments.

(2)	On July 11, 2016, Plains All American Pipeline, L.P. (“PAA”) announced it had entered into a definitive agreement with Plains AAP, L.P. (“PAA GP”), a controlled affiliate of Plains GP Holdings, L.P. (“Plains GP” which trades on the NYSE under the ticker “PAGP”), to permanently eliminate PAA’s incentive distribution rights and the economic rights associated with PAA’s 2% general partner interest in exchange for newly issued PAA common units and the assumption of all of PAA GP’s outstanding debt. Under the terms of the agreement, each unitholder of PAA GP will receive 0.3755 PAA common units for each PAA GP unit they own.

(3)	We hold an interest in PAA GP, which controls the general partner of PAA. Plains GP also holds an equity interest in PAA GP. Our ownership of PAA GP is exchangeable into shares of Plains GP on a one-for-one basis at our option. As of May 31, 2016, and November 30, 2015, our investments in PAA GP and Plains GP represented 1.1% and 1.9% of long-term investments, respectively.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 174.3%
Equity Investments(1) — 174.3%
Midstream MLP(2) — 159.4%
Arc Logistics Partners LP	2,234	$26,139
Buckeye Partners, L.P.	2,498	179,668
Columbia Pipeline Partners LP	1,043	15,370
Crestwood Equity Partners LP(3)	2,010	43,385
DCP Midstream Partners, LP (3)	6,413	215,025
Enbridge Energy Management, L.L.C.(4)	2,053	44,875
Enbridge Energy Partners, L.P.	2,822	61,359
Energy Transfer Partners, L.P.	10,392	376,801
EnLink Midstream Partners, LP	4,087	64,336
Enterprise Products Partners L.P.(3)	19,710	547,163
EQT Midstream Partners, LP(3)	704	53,040
Global Partners LP	585	7,780
Magellan Midstream Partners, L.P.(3)	2,304	161,363
Midcoast Energy Partners, L.P.	2,294	18,698
MPLX LP	4,628	147,618
MPLX LP — Convertible Preferred Units(5)(6)(7)	2,255	82,795
NuStar Energy L.P.(3)	216	10,626
ONEOK Partners, L.P.(8)	6,726	255,246
PBF Logistics LP	1,061	23,110
PennTex Midstream Partners, LP	549	8,088
Phillips 66 Partners LP	227	12,492
Plains All American Pipeline, L.P.(8)(9)	8,373	193,671
Rose Rock Midstream, L.P.	292	7,544
Shell Midstream Partners, L.P.(3)	595	20,064
Spectra Energy Partners, LP	715	32,146
Sprague Resources LP	914	21,900
Sunoco Logistics Partners L.P.	3,301	90,603
Sunoco LP	877	29,096
Tallgrass Energy Partners, LP	1,326	60,028
TC PipeLines, LP	49	2,691
Tesoro Logistics LP	41	2,005
TransMontaigne Partners L.P.	91	3,484
Western Gas Partners, LP	3,724	185,559
Western Gas Partners, LP — Convertible Preferred Units(5)(7)(10)	134	7,056
Williams Partners L.P.	10,622	339,068

		3,349,892

Midstream Company — 8.8%
Kinder Morgan, Inc.	2,121	38,352
ONEOK, Inc.(3)	225	9,731
Tallgrass Energy GP, LP	1	34
Targa Resources Corp.(3)	3,175	135,970

		184,087

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
General Partner MLP — 3.0%
Energy Transfer Equity, L.P.	1,510	$19,081
Plains GP Holdings, L.P.(8)(9)	750	7,043
Plains GP Holdings, L.P.(8)(9)(11)	3,402	31,945
Western Gas Equity Partners, LP	141	5,916

		63,985

Shipping MLP — 2.6%
Capital Product Partners L.P. — Class B Units(5)(12)	3,030	20,576
Dynagas LNG Partners LP	831	11,868
Golar LNG Partners LP	1,344	22,864

		55,308

Other — 0.5%
Clearwater Trust(5)(8)(13)	N/A	85
SunCoke Energy Partners, L.P.	851	9,250

		9,335

Total Long-Term Investments (Cost — $2,927,128)		3,662,607

Short-Term Investment — 4.3%
Money Market Fund — 4.3%
JPMorgan 100% U.S. Treasury Securities Money Market Fund — Capital Shares, 0.17%(14) (Cost — $90,384)	90,384	90,384

Total Investments — 178.6% (Cost — $3,017,512)		3,752,991

	Strike Price	Expiration Date	No. of Contracts	Value
Liabilities
Call Option Contracts Written(15)
Midstream MLP
Crestwood Equity Partners LP	$22.50	7/15/16	1,600	(106)
DCP Midstream Partners, LP	35.00	6/17/16	2,510	(169)
Enterprise Products Partners L.P.	26.00	6/17/16	1,800	(324)
Enterprise Products Partners L.P.	27.00	6/17/16	1,800	(252)
EQT Midstream Partners, LP	80.00	6/17/16	650	(42)
Magellan Midstream Partners, L.P.	72.50	6/17/16	950	(43)
Magellan Midstream Partners, L.P.	75.00	6/17/16	950	(19)
NuStar Energy L.P.	50.00	7/15/16	450	(45)
NuStar Energy L.P.	55.00	7/15/16	450	(7)
Shell Midstream Partners, L.P.	40.00	6/17/16	350	(4)

				(1,011)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	Strike Price	Expiration Date	No. of Contracts	Value
Midstream Company
ONEOK, Inc.	$42.50	6/17/16	200	$(42)
ONEOK, Inc.	45.00	7/15/16	50	(6)
ONEOK, Inc.	47.50	7/15/16	50	(4)
Targa Resources Corp.	47.00	6/17/16	700	(49)
Targa Resources Corp.	48.00	6/17/16	700	(32)
Targa Resources Corp.	49.00	6/17/16	700	(24)
Targa Resources Corp.	50.00	6/17/16	700	(18)

				(175)

Total Call Option Contracts Written (Premiums Received — $1,450)				(1,186)

Debt				(767,000)
Mandatory Redeemable Preferred Stock at Liquidation Value				(404,000)
Deferred Income Tax Liability				(474,810)
Income Tax Receivable				19,530
Other Liabilities in Excess of Other Assets				(24,502)

Net Assets Applicable to Common Stockholders				$2,101,023

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes limited liability companies.

(3)	Security or a portion thereof is segregated as collateral on option contracts written.

(4)	Dividends are paid-in-kind.

(5)	Fair valued security, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(6)	On May 13, 2016, the Company purchased, in a private placement, Series A Convertible Preferred Units (“MPLX Convertible Preferred Units”) from MPLX LP (“MPLX”). The MPLX Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions and pay a quarterly distribution of $0.528125 per unit for the first two years and thereafter will pay the higher of (a) $0.528125 per unit or (b) the distribution and the distribution that the MPLX Convertible Preferred Units would receive on an as converted basis. The MPLX Convertible Preferred Units have a one-year lock-up through May 13, 2017. Holders of the MPLX Convertible Preferred Units may convert on a one-for-one basis to MPLX common units any time after May 13, 2019. MPLX may force conversion after May 13, 2020 if MPLX common units are trading above 150% of the purchase price of $32.50 for 20 consecutive days.

(7)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(8)	The Company believes that it is an affiliate of Clearwater Trust, Plains All American Pipeline, L.P. (“PAA”) and Plains GP Holdings, L.P. (“Plains GP”). The Company does not believe that it is an affiliate of ONEOK Partners, L.P. See Note 5 — Agreements and Affiliations.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

(9)	On July 11, 2016, PAA announced it had entered into a definitive agreement with Plains AAP, L.P. (“PAA GP”), a controlled affiliate of Plains GP, to permanently eliminate PAA’s incentive distribution rights and the economic rights associated with PAA’s 2% general partner interest in exchange for newly issued PAA common units and the assumption of all of PAA GP’s outstanding debt. Under the terms of the agreement, each unitholder of PAA GP will receive 0.3755 PAA common units for each PAA GP unit they own.

(10)	On April 15, 2016, the Company purchased, in a private placement, Series A Convertible Preferred Units (“WES Convertible Preferred Units”) from Western Gas Partners, LP (“WES”). The WES Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions and pay a quarterly distribution of $0.68 per unit. The WES Convertible Preferred Units have a one-year lock-up through March 14, 2017, and holders of the WES Convertible Preferred Units may convert on a one-for-one basis into common units of WES any time after March 14, 2018. WES may force conversion after March 14, 2019 if WES common units are trading above 150% of the purchase price of $32.00 for 20 out of 30 consecutive trading days immediately prior to conversion.

(11)	The Company holds an interest in PAA GP, which controls the general partner of PAA. Plains GP (which trades on the NYSE under the ticker “PAGP”) also holds an equity interest in PAA GP. The Company’s ownership of PAA GP is exchangeable into shares of Plains GP on a one-for-one basis at the Company’s option. See Notes 3 and 7 in Notes to Financial Statements.

(12)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions and are convertible at any time at the option of the holder. The Class B Units paid a distribution of $0.21375 per unit for the second quarter.

(13)	The Company owns an interest in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”) consisting of a coal royalty interest and certain other assets. See Notes 5 and 7 in Notes to Financial Statements.

(14)	The rate indicated is the current yield as of May 31, 2016.

(15)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2016

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $2,785,769)	$3,429,863
Affiliated (Cost — $141,359)	232,744
Short-term investments (Cost — $90,384)	90,384

Total investments (Cost — $3,017,512)	3,752,991
Cash	2,000
Deposits with brokers	509
Receivable for securities sold	4,183
Dividends and distributions receivable	953
Income tax receivable	19,530
Deferred debt and preferred stock offering costs and other assets	10,107

Total Assets	3,790,273

LIABILITIES
Payable for securities purchased	14,405
Investment management fee payable	11,521
Accrued directors’ fees and expenses	128
Call option contracts written (Premiums received — $1,450)	1,186
Accrued expenses and other liabilities	16,200
Deferred income tax liability	474,810
Notes	767,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (16,160,000 shares issued and outstanding)	404,000

Total Liabilities	1,689,250

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,101,023

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (113,023,212 shares issued and outstanding, 183,840,000 shares authorized)	$113
Paid-in capital	2,338,749
Accumulated net investment loss, net of income taxes, less dividends	(1,468,028)
Accumulated realized gains, net of income taxes	764,531
Net unrealized gains, net of income taxes	465,658

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,101,023

NET ASSET VALUE PER COMMON SHARE	$18.59

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended May 31, 2016	For the Six Months Ended May 31, 2016
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$67,008	$137,419
Affiliated investments	6,880	13,704

Total dividends and distributions	73,888	151,123
Return of capital	(61,003)	(128,164)
Distributions in excess of cost basis	(1,730)	(2,456)

Net dividends and distributions	11,155	20,503
Interest income	65	65

Total Investment Income	11,220	20,568

Expenses
Investment management fees	11,521	23,470
Administration fees	301	608
Professional fees	156	324
Directors’ fees and expenses	136	272
Reports to stockholders	105	218
Custodian fees	46	113
Insurance	52	104
Other expenses	148	327

Total expenses — before fee waiver, interest expense, preferred distributions and taxes	12,465	25,436
Interest expense including and amortization and write-off of offering costs	7,208	21,917
Distributions on mandatory redeemable preferred stock including amortization and write-off of offering costs	4,755	10,549

Total expenses — before taxes	24,428	57,902

Net Investment Loss — Before Taxes	(13,208)	(37,334)
Current income tax expense	(838)	(2,108)
Deferred income tax benefit	4,781	12,913

Net Investment Loss	(9,265)	(26,529)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	5,698	121,398
Options	91	446
Current income tax benefit	837	8,713
Deferred income tax expense	(2,959)	(53,381)

Net Realized Gains (Losses)	3,667	77,176

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	824,972	31,123
Investments — affiliated	27,633	(14,258)
Options	219	264
Deferred income tax expense	(312,645)	(6,279)

Net Change in Unrealized Gains (Losses)	540,179	10,850

Net Realized and Unrealized Gains (Losses)	543,846	88,026

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$534,581	$61,497

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Six Months Ended May 31, 2016 (Unaudited)		For the Fiscal Year Ended November 30, 2015
OPERATIONS
Net investment loss, net of tax(1)	$(26,529)		$(58,462)
Net realized gains (losses), net of tax	77,176		(45,613)
Net change in unrealized gains (losses), net of tax	10,850		(1,549,027)

Net Increase (Decrease) in Net Assets Resulting from Operations	61,497		(1,653,102)

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(84,510	)(2)	(237,809	)(3)
Distributions — return of capital	(39,149	)(2)	(52,871	)(3)

Dividends and Distributions to Common Stockholders	(123,659)		(290,680)

CAPITAL STOCK TRANSACTIONS
Issuance of common stock offering of 665,037 and 811,419 shares of common stock, respectively	10,036	(4)	29,388
Underwriting discounts and offering expenses associated with the issuance of common stock	—		(609)
Issuance of 833,163 and 1,035,258 shares of common stock from reinvestment of dividends and distributions, respectively	11,547		29,783

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	21,583		58,562

Total Decrease in Net Assets Applicable to Common Stockholders	(40,579)		(1,885,220)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	2,141,602		4,026,822

End of period	$2,101,023		$2,141,602

(1)	Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 —Significant Accounting Policies. The distributions in the amount of $9,412 paid to holders of MRP Shares during the six months ended May 31, 2016 are estimated to be characterized as dividends (eligible to be treated as qualified dividend income). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the MRP Shares distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $23,251 paid to holders of MRP Shares for the fiscal year ended November 30, 2015 were characterized as dividends (eligible to be treated as qualified dividend income). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

(2)	The characterization of the distributions paid to common stockholders for the six months ended May 31, 2016 as either a dividend (eligible to be treated as qualified dividend income) or distribution (return of capital) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(3)	Distributions paid to common stockholders for the fiscal year ended November 30, 2015 were characterized as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

(4)	On December 17, 2015, the Company’s investment advisor, KA Fund Advisors, LLC, purchased $10,036 of newly issued shares funded in part with the after-tax management fees received during the fourth quarter of fiscal 2015. See Note 13 — Common Stock.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED MAY 31, 2016

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$61,497
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	128,164
Distributions in excess of cost basis	2,456
Net realized gains	(121,844)
Net unrealized gains	(17,129)
Purchase of long-term investments	(226,891)
Proceeds from sale of long-term investments	498,756
Purchase of short-term investments, net	(90,384)
Increase in deposits with brokers	(258)
Decrease in receivable for securities sold	4,198
Decrease in interest, dividends and distributions receivable	110
Increase in income tax receivable	(6,670)
Amortization and write-off of deferred debt offering costs	1,554
Amortization and write-off of mandatory redeemable preferred stock offering costs	1,137
Decrease in other assets	27
Increase in payable for securities purchased	8,264
Decrease in investment management fee payable	(4,491)
Increase in accrued directors’ fees and expenses	4
Increase in premiums received on call option contracts written	1,450
Decrease in accrued expenses and other liabilities	(5,131)
Increase in deferred income tax liability	46,747

Net Cash Provided by Operating Activities	281,566

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of shares of common stock	10,036
Redemption of notes	(264,000)
Redemption of mandatory redeemable preferred stock	(60,000)
Costs associated with renewal of credit facility	(1,227)
Cash distributions paid to common stockholders	(112,112)

Net Cash Used in Financing Activities	(427,303)

NET DECREASE IN CASH	(145,737)
CASH — BEGINNING OF PERIOD	147,737

CASH — END OF PERIOD	$2,000

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions of $11,547 pursuant to the Company’s dividend reinvestment plan.

During the six months ended May 31, 2016, interest paid related to debt obligations was $25,360 and income tax paid was $65.

The Company received $2,326 of paid-in-kind dividends during the six months ended May 31, 2016. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Six Months Ended May 31, 2016 (Unaudited)		For the Fiscal Year Ended November 30,
			2015	2014	2013

Per Share of Common Stock(1)
Net asset value, beginning of period	$19.20		$36.71	$34.30	$28.51
Net investment income (loss)(2)	(0.24)		(0.53)	(0.76)	(0.73)
Net realized and unrealized gain (loss)	0.74		(14.39)	5.64	8.72

Total income (loss) from operations	0.50		(14.92)	4.88	7.99

Dividends and distributions — auction rate preferred(2)(3)	—		—	—	—

Common dividends(3)	(0.75)		(2.15)	(2.28)	(1.54)
Common distributions — return of capital(3)	(0.35)		(0.48)	(0.25)	(0.75)

Total dividends and distributions — common	(1.10)		(2.63)	(2.53)	(2.29)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—		—	—	—
Effect of issuance of common stock	—		0.03	0.06	0.09
Effect of shares issued in reinvestment of distributions	(0.01)		0.01	—	—

Total capital stock transactions	(0.01)		0.04	0.06	0.09

Net asset value, end of period	$18.59		$19.20	$36.71	$34.30

Market value per share of common stock, end of period	$19.08		$18.23	$38.14	$37.23

Total investment return based on common stock market value(4)	13.1	%(5)	(47.7)%	9.9%	28.2%
Total investment return based on net asset value(6)	4.7	%(5)	(42.8)%	14.8%	29.0%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$2,101,023		$2,141,602	$4,026,822	$3,443,916
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.5%		2.6%	2.4%	2.4%
Other expenses	0.2		0.1	0.1	0.1

Subtotal	2.7		2.7	2.5	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	3.0	(8)	2.4	1.8	2.1
Income tax expense(9)	2.1	(5)	—	8.3	14.4

Total expenses	7.8%		5.1%	12.6%	19.0%

Ratio of net investment income (loss) to average net assets(2)	(2.4	)%(8)	(1.8)%	(2.0)%	(2.3)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	3.2	%(5)	(51.7)%	13.2%	24.3%
Portfolio turnover rate	6.9	%(5)	17.1%	17.6%	21.2%
Average net assets	$1,897,904		$3,195,445	$3,967,458	$3,027,563
Notes outstanding, end of period	$767,000		$1,031,000	$1,435,000	$1,175,000
Credit facility outstanding, end of period	$—		$—	$—	$69,000
Term loan outstanding, end of period	$—		$—	$51,000	$—
Auction rate preferred stock, end of period	$—		$—	$—	$—
Mandatory redeemable preferred stock, end of period	$404,000		$464,000	$524,000	$449,000
Average shares of common stock outstanding	112,568,276		110,809,350	107,305,514	94,658,194
Asset coverage of total debt(10)	426.6%		352.7%	406.2%	412.9%
Asset coverage of total leverage (debt and preferred stock)(11)	279.4%		243.3%	300.3%	303.4%
Average amount of borrowings per share of common stock during the period(1)	$7.20		$11.95	$13.23	$11.70

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2012	2011	2010	2009

Per Share of Common Stock(1)
Net asset value, beginning of period	$27.01	$26.67	$20.13	$14.74
Net investment income (loss)(2)	(0.71)	(0.69)	(0.44)	(0.33)
Net realized and unrealized gain (loss)	4.27	2.91	8.72	7.50

Total income (loss) from operations	3.56	2.22	8.28	7.17

Dividends and distributions — auction rate preferred(2)(3)	—	—	—	(0.01)

Common dividends(3)	(1.54)	(1.26)	(0.84)	—
Common distributions — return of capital(3)	(0.55)	(0.72)	(1.08)	(1.94)

Total dividends and distributions — common	(2.09)	(1.98)	(1.92)	(1.94)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—	—
Effect of issuance of common stock	0.02	0.09	0.16	0.12
Effect of shares issued in reinvestment of distributions	0.01	0.01	0.02	0.05

Total capital stock transactions	0.03	0.10	0.18	0.17

Net asset value, end of period	$28.51	$27.01	$26.67	$20.13

Market value per share of common stock, end of period	$31.13	$28.03	$28.49	$24.43

Total investment return based on common stock market value(4)	19.3%	5.6%	26.0%	103.0%
Total investment return based on net asset value(6)	13.4%	8.7%	43.2%	51.7%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$2,520,821	$2,029,603	$1,825,891	$1,038,277
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%	2.4%	2.1%	2.1%
Other expenses	0.2	0.2	0.2	0.4

Subtotal	2.6	2.6	2.3	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.4	2.3	1.9	2.5
Income tax expense(9)	7.2	4.8	20.5	25.4

Total expenses	12.2%	9.7%	24.7%	30.4%

Ratio of net investment income (loss) to average net assets(2)	(2.5)%	(2.5)%	(1.8)%	(2.0)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	11.6%	7.7%	34.6%	43.2%
Portfolio turnover rate	20.4%	22.3%	18.7%	28.9%
Average net assets	$2,346,249	$1,971,469	$1,432,266	$774,999
Notes outstanding, end of period	$890,000	$775,000	$620,000	$370,000
Credit facility outstanding, end of period	$19,000	$—	$—	$—
Term loan outstanding, end of period	$—	$—	$—	$—
Auction rate preferred stock, end of period	$—	$—	$—	$75,000
Mandatory redeemable preferred stock, end of period	$374,000	$260,000	$160,000	$—
Average shares of common stock outstanding	82,809,687	72,661,162	60,762,952	46,894,632
Asset coverage of total debt(10)	418.5%	395.4%	420.3%	400.9%
Asset coverage of total leverage (debt and preferred stock)(11)	296.5%	296.1%	334.1%	333.3%
Average amount of borrowings per share of common stock during the period(1)	$10.80	$10.09	$7.70	$6.79

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2008	2007	2006

Per Share of Common Stock(1)
Net asset value, beginning of period	$30.08	$28.99	$25.07
Net investment income (loss)(2)	(0.73)	(0.73)	(0.62)
Net realized and unrealized gain (loss)	(12.56)	3.58	6.39

Total income (loss) from operations	(13.29)	2.85	5.77

Dividends and distributions — auction rate preferred(2)(3)	(0.10)	(0.10)	(0.10)

Common dividends(3)	—	(0.09)	—
Common distributions — return of capital(3)	(1.99)	(1.84)	(1.75)

Total dividends and distributions — common	(1.99)	(1.93)	(1.75)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—
Effect of issuance of common stock	—	0.26	—
Effect of shares issued in reinvestment of distributions	0.04	0.01	—

Total capital stock transactions	0.04	0.27	—

Net asset value, end of period	$14.74	$30.08	$28.99

Market value per share of common stock, end of period	$13.37	$28.27	$31.39

Total investment return based on common stock market value(4)	(48.8)%	(4.4)%	37.9%
Total investment return based on net asset value(6)	(46.9)%	10.2%	23.6%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$651,156	$1,300,030	$1,103,392
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.2%	2.3%	3.2%
Other expenses	0.3	0.2	0.2

Subtotal	2.5	2.5	3.4
Interest expense and distributions on mandatory redeemable preferred stock(2)	3.4	2.3	1.7
Income tax expense(9)	—	3.5	13.8

Total expenses	5.9%	8.3%	18.9%

Ratio of net investment income (loss) to average net assets(2)	(2.8)%	(2.3)%	(2.4)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(51.2)%	7.3%	21.7%
Portfolio turnover rate	6.7%	10.6%	10.0%
Average net assets	$1,143,192	$1,302,425	$986,908
Notes outstanding, end of period	$304,000	$505,000	$320,000
Credit facility outstanding, end of period	$—	$97,000	$17,000
Term loan outstanding, end of period	$—	$—	$—
Auction rate preferred stock, end of period	$75,000	$75,000	$75,000
Mandatory redeemable preferred stock, end of period	$—	$—	$—
Average shares of common stock outstanding	43,671,666	41,134,949	37,638,314
Asset coverage of total debt(10)	338.9%	328.4%	449.7%
Asset coverage of total leverage (debt and preferred stock)(11)	271.8%	292.0%	367.8%
Average amount of borrowings per share of common stock during the period(1)	$11.52	$12.14	$8.53

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)	The characterization of the distribution paid for the six months ended May 31, 2016 is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The information presented for each of the other periods is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Not annualized.

(6)	Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Unless otherwise noted, ratios are annualized.

(8)	For the purpose of annualizing these ratios, make whole premiums, accelerated interest, and the write-off of issuance costs related to the redemptions of unsecured notes (“Notes”) and MRP Shares have not been annualized.

(9)	For the fiscal years ended November 30, 2015 and November 30, 2008, the Company reported an income tax benefit of $980,647 (30.7% of average net assets) and $339,991 (29.7% of average net assets), respectively, primarily related to unrealized losses on investments. The income tax expense is assumed to be 0% because the Company reported a net deferred income tax benefit during the year.

(10)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes or any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes, any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1. Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2. Significant	Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value —  The Company determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At May 31, 2016, the Company held 5.3% of its net assets applicable to common stockholders (2.9% of total assets) in securities valued at fair value pursuant to procedures adopted by the Board of Directors. The aggregate fair value of these securities at May 31, 2016 was $110,512. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. During the six months ended May 31, 2016, the Company did not enter into any repurchase agreements.

F. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Company’s short sales, if any, are fully collateralized. The Company is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the six months ended May 31, 2016, the Company did not engage in any short sales.

G. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. Since the Company’s inception, it had also utilized the specific identification cost basis method for tax purposes. On July 13, 2015, the Company filed a request with the Internal Revenue Service (the “IRS”) to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. On January 5, 2016, the Company received notification that the IRS approved the tax accounting method change effective December 1, 2014. The tax accounting method change does not change the accounting method utilized for GAAP purposes. See Note 6 — Income Taxes.

H. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs and other securities generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. The Company generally estimates that 90% of the distributions received from its MLPs will be treated as a return of capital. Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the cash distributions received by the Company exceed its cost basis (i.e. its cost basis is zero), the distributions are treated as realized gains.

The Company includes all cash distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis. For the six months ended May 31, 2016, the Company estimated $128,164 of return of capital and $2,456 of cash distributions that were in excess of cost basis. The cash distributions that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments. See Note 6 — Income Taxes. The following table sets forth the Company’s estimated total return of capital portion of the distributions received from its investments.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

	For the Three Months Ended May 31, 2016	For the Six Months Ended May 31, 2016
Return of capital portion of dividends and distributions received	83%	85%
Return of capital — attributable to net realized gains (losses)	$2,073	$6,032
Return of capital — attributable to net change in unrealized gains (losses)	58,930	122,132

Total return of capital	$61,003	$128,164

I. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Debt securities that the Company may hold will typically be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments, if any, can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from the investments listed in the table below. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the three and six months ended May 31, 2016, the Company received $1,165 and $2,326, respectively, of paid-in-kind dividends from its investment in Enbridge Energy Management, L.L.C.

J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock for the six months ended May 31, 2016 as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) will be determined after the end of the fiscal year based on the Company’s actual earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

K. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

L. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income or loss in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.

Since the Company’s inception, it had utilized the specific identification tax accounting method to compute the adjusted tax cost basis of its MLP securities and for selection of lots to be sold. On July 13, 2015, the Company filed a request with the IRS to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. On January 5, 2016, the Company received notification that the IRS approved the tax accounting method change effective December 1, 2014. See Note 6 — Income Taxes.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2011 remain open and subject to examination by the federal and state tax authorities.

M. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

N.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

O.  Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt (credit facility, term loan or senior notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

In April 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-03 “Interest — Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs”. ASU No. 2015-03 requires that all costs incurred to issue debt be presented in the balance sheet as a direct deduction from the carrying value of the debt. In August 2015, the FASB issued ASU No. 2015-15 “Interest — Imputation of Interest (Subtopic 835-30), Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements”. ASU No. 2015-15 states that the SEC staff will not object to an entity presenting the cost of securing a revolving line of credit as an asset, regardless of whether a balance is outstanding. ASU No. 2015-03 and ASU No. 2015-15 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years, and should be applied retrospectively. The Company will adopt these changes in fiscal 2017 when they become effective.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

3. Fair	Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”).

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets and liabilities measured at fair value on a recurring basis at May 31, 2016, and the Company presents these assets and liabilities by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$3,662,607	$3,520,150	$31,945	(1)	$110,512
Short-term investments	90,384	90,384	—		—

Total assets at fair value	$3,752,991	$3,610,534	$31,945		$110,512

Liabilities at Fair Value
Call option contracts written	$1,186	$—	$1,186		$—

(1)	The Company’s investment in Plains AAP, L.P. (“PAA GP”) is exchangeable into shares of Plains GP Holdings, L.P. (“Plains GP”) on a one-for-one basis at the Company’s option. Plains GP trades on the NYSE under the ticker “PAGP”. The Company values its investment in PAA GP on an “as exchanged” basis based on the public market value of Plains GP and categorizes its investment as a Level 2 security for fair value reporting purposes.

For the six months ended May 31, 2016, there were no transfers between Level 1 and Level 2.

As of May 31, 2016, the Company had Notes outstanding with aggregate principal amount of $767,000 and 16,160,000 shares of MRP Shares outstanding with a total liquidation value of $404,000. See Note 11 — Notes and Note 12 — Preferred Stock.

Of the $404,000 of MRP Shares, Series F ($125,000 liquidation value) and Series G ($50,000 liquidation value) are publicly traded on the NYSE. As a result, the Company categorizes these series of MRP Shares as Level 1 securities. The remaining series of MRP Shares and all of the Notes were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. As such, the Company categorizes all of the Notes ($767,000 aggregate principal amount) and the remaining MRP Shares ($229,000 aggregate liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Company records these Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of May 31, 2016, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes (Series W, Y through GG and II through OO)	$767,000	$790,200
MRP Shares (Series A, B, C, H and I)	$229,000	$234,900
MRP Shares (Series F and G)	$175,000	$177,490

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and six months ended May 31, 2016.

Three Months Ended May 31, 2016	Equity Investments
Balance — February 29, 2016	$41,281
Purchases	76,415
Transfers out to Level 1 and 2	(24,474)
Realized gains (losses)	—
Unrealized gains (losses), net	17,290

Balance — May 31, 2016	$110,512

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Six Months Ended May 31, 2016	Equity Investments
Balance — November 30, 2015	$21,926
Purchases	101,416
Transfers out to Level 1 and 2	(25,001)
Realized gains (losses)	—
Unrealized gains (losses), net	12,171

Balance — May 31, 2016	$110,512

The purchases of $76,415 and $101,416 for the three and six months ended May 31, 2016 relate to the Company’s investments in Sunoco LP common units (December 2015), Western Gas Partners, LP convertible preferred units (April 2016) and MPLX LP convertible preferred units (May 2016). The $24,474 and $25,001 transfers out to Level 1 for the three and six months ended May 31, 2016, respectively, relate to the Company’s investment in Sunoco LP that became marketable during the second quarter of 2016. The Company utilizes the beginning of the reporting period method for determining transfer between levels.

The $17,290 and $12,171 of net unrealized gains for the three and six months ended May 31, 2016 relate to investments that are still held at May 31, 2016, and the Company includes these unrealized gains on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company owns convertible preferred units of Capital Product Partners L.P. (“CPLP”), MPLX LP (“MPLX”) and Western Gas Partners, LP (“WES”) that were issued in private placements. The convertible preferred units are convertible on a one-for-one basis into common units and are senior to the underlying common units of CPLP, MPLX and WES in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the convertible preferred units using a convertible pricing model. This model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for the convertible preferred units, which is based on credit spreads for companies in a similar line of business for CPLP and the credit spread of the MLP’s unsecured notes in the case of MPLX and WES, and (ii) the expected volatility for the underlying common units, which is based on historical volatility. For CPLP, the Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using the pricing model. For MPLX and WES, the Company applies a discount to the value derived from the convertible pricing model to account for the expected period of illiquidity. In each case, if the resulting price for the convertible preferred units is less than the public market price for the underlying common units at such time, the public market price for the common units will be used to value the convertible preferred units.

The Company also has a private investment in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”), which is a privately held entity. Clearwater Trust has an overriding royalty interest in certain coal

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

reserves that were sold as part of the reorganization of Clearwater Natural Resources, LP. The Company uses a discounted cash flow analysis to value its interest in Clearwater Trust using projections provided to the Company by the entities mining such coal reserves as well as internally developed estimates. The Company develops multiple scenarios and probability weights such scenarios to determine the value of Clearwater Trust. These projections are sensitive to changes in assumptions specific to Clearwater Trust as well as estimated levels of production for the entities mining the reserves and general assumptions for the coal industry. Generally, a decrease in the cash flow projections or an increase in the equity rate of return (discount rate) selected by the Company will result in a decrease in the fair value of Clearwater Trust.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of May 31, 2016:

Quantitative Table for Valuation Techniques

				Range		Weighted Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
Equity securities of	89,851	- Convertible pricing model	- Credit spread	5.0%	6.0%	5.7%
public companies (MPLX and WES) – valued based on pricing model			- Volatility - Illiquidity discount	35.0% 1.4%	40.0% 1.9%	37.5% 1.9%
Equity securities of	20,576	- Convertible pricing model	- Credit spread	8.8%	9.3%	9.0%
public companies (CPLP) – valued based on pricing model			- Volatility - Discount for marketability	45.0% 10.0%	50.0% 10.0%	47.5% 10.0%

Equity securities of	85	- Discounted cash flow	- Equity rate of return	35%	35%	35%
private trust

Total	$110,512

4. Concentration	of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an investment company that does not focus on the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At May 31, 2016, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of energy companies	100.0%
Equity securities	100.0%
Securities of MLPs(1)	95.0%
Midstream Energy Companies	99.7%
Largest single issuer	14.9%
Restricted securities	3.9%

(1)	Securities of MLPs consist of energy-related partnerships and their affiliates (including affiliates of MLPs that own general partner interests or, in some cases subordinated units, registered or unregistered common units, or other limited partner units in a MLP) and partnerships that elected to be taxed as a corporation for federal income tax purposes.

5. Agreements	and Affiliations

A. Administration Agreement — The Company has entered into an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Company. The agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company. KAFA has also entered into a fee waiver agreement with the Company that provides for a management fee of 1.375% on average total assets up to $4,500,000, a fee of 1.25% on average total assets between $4,500,000 and $9,500,000, a fee of 1.125% on average total assets between $9,500,000 and $14,500,000 and a fee of 1.0% on average total assets in excess of $14,500,000. On March 9, 2016, the Company renewed its investment management agreement and fee waiver agreement with KAFA for a period of one year. The investment management and fee waiver agreements will expire on March 31, 2017 and may be renewed annually thereafter upon approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). For the six months ended May 31, 2016, the Company paid management fees at an annual rate of 1.375% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

Clearwater Trust — At May 31, 2016, the Company held approximately 63% of the Clearwater Trust. The Company believes that it is an “affiliate” of the trust under the 1940 Act by virtue of its majority interest in the trust.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Robert V. Sinnott is Co-Chairman of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of (i) PAA GP Holdings LLC, which is the general partner of Plains GP Holdings L.P. (“Plains GP”) and (ii) Plains All American GP LLC (“Plains All American GP”), which controls the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own shares of Plains GP, PAA and interests in Plains AAP, L.P. (“PAA GP”) (which are exchangeable into shares of Plains GP). The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in Plains GP and PAA GP and (ii) Mr. Sinnott’s participation on the boards of Plains GP and Plains All American GP.

ONEOK, Inc. and ONEOK Partners, L.P. — Kevin S. McCarthy, the Chief Executive Officer of the Company, began serving as a director of ONEOK, Inc. during December of 2015. ONEOK, Inc. is the general partner of ONEOK Partners, L.P. Despite Mr. McCarthy’s participation on the board of ONEOK, Inc., the Company does not believe it is an affiliate of ONEOK, Inc. or ONEOK Partners, L.P. because the Company’s and other Kayne Anderson funds’ aggregate ownership of each entity does not meet the criteria described above.

6.    Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability or asset of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains, which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses, if any.

During the six months ended May 31, 2016, the Company paid $65 of state income taxes. As of May 31, 2016, the components of the Company’s tax assets and liabilities are as follows.

Income tax receivable	$19,530
Deferred tax assets:
Net operating loss carryforwards — Federal	$78,667
Net operating loss carryforwards — State	6,774
AMT credit carryforwards	2,862
Deferred tax liabilities:
Net unrealized gains on investment securities	(563,113)

Total deferred income tax liability, net	$(474,810)

During the six months ended May 31, 2016, the Company generated a federal taxable loss of $64,435. In addition, the Company generated a federal capital loss of approximately $128,353 which can be carried back to the three preceding tax years. It is anticipated that this federal capital loss and federal taxable loss will be carried back to offset prior taxable income and capital gains (and also reduce alternative minimum taxable income) which would result in a federal refund of approximately $19,298. Similarly, it is anticipated that state tax refunds will be claimed as applicable. At May 31, 2016, the Company had a state income tax receivable of $232. It is anticipated the carryback claims will be filed upon the filing of the November 30, 2015 and 2016 federal and state tax returns in August 2016 and 2017, respectively.

At May 31, 2016, the Company had a federal net operating loss carryforward of $230,563 (deferred tax asset of $78,667). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. The federal net

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

operating loss carryforward begins to expire in 2027. In addition, the Company has state net operating loss carryforwards of $265,232 (deferred tax asset of $6,774). The majority of the state net operating loss carryforwards expires during 2035.

At May 31, 2016, the Company had alternative minimum tax (“AMT”) credit carryforwards of $2,862. AMT credits can be used to reduce regular tax to the extent that regular tax exceeds the AMT in a future year. AMT credits do not expire.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to twenty years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

	For the Three Months Ended May 31, 2016	For the Six Months Ended May 31, 2016
Computed federal income tax expense at 35%	$(295,891)	$(35,573)
State income tax expense, net of federal tax	(14,075)	(1,818)
Non-deductible distributions on MRP Shares, dividend received deductions and other, net	(858)	(2,751)

Total income tax expense	$(310,824)	$(40,142)

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, the Company reduces the GAAP and tax cost basis of its MLP investments by the cash distributions received, and increases or decreases the tax cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the six months ended May 31, 2016, the Company reduced its tax cost basis by $250,606 due to its fiscal 2015 net allocated losses from its MLP investments.

On July 13, 2015, the Company filed a request with the IRS to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. The two tax accounting methods that are generally used by owners of MLP securities are the average cost method and specific identification method. Since the Company’s inception, based on the advice of its tax adviser, it had utilized the specific identification tax accounting method to compute the adjusted tax cost basis of its MLP securities and for selection of lots to be sold. Although there is varied industry practice and no direct, clear guidance regarding the correct tax accounting method, the Company has recently come to the conclusion that the average cost method is a more certain tax position.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

On January 5, 2016, the Company received notification that the IRS approved the tax accounting method change effective for the fiscal year beginning December 1, 2014. Had the Company utilized the average cost method since its inception, the Company would have reported a greater amount of taxable income. Accordingly, the tax accounting method change may result in a reclassification of approximately $47,752 of the Company’s deferred tax liability to a current tax liability. Pursuant to IRS regulations, the Company will recognize the effect of the tax accounting method change over four years beginning in fiscal 2015, which results in previously unrealized gains being recognized in taxable income (potential current tax liability of approximately $11,938 each year). The change in tax accounting method may not result in a current tax liability if the Company has a taxable loss in each of the four years or has sufficient net operating loss carryforwards to offset the income attributable to the change in tax accounting method. During the six months ended May 31, 2016, the Company generated a taxable loss, and as such, was not subject to a current year tax liability. The tax accounting method change does not change the Company’s net asset value. See Note 2 — Significant Accounting Policies.

At May 31, 2016, the cost basis of investments for federal income tax purposes was $2,282,064 and the premiums received on outstanding option contracts written were $1,450. The cost basis for federal income tax purposes is $735,448 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At May 31, 2016, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$1,577,378
Gross unrealized depreciation of investments (including options)	(106,187)

Net unrealized appreciation of investments	$1,471,191

7. Restricted	Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale. At May 31, 2016, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments(1)
Plains GP Holdings, L.P.	(2)	(3)	3,402	$9,851	$31,945	$9.39	1.5%	0.8%

Level 3 Investments(4)
Capital Product Partners L.P.
Class B Units	(2)	(5)	3,030	$18,915	$20,576	$6.79	1.0%	0.5%
Clearwater Trust
Trust Interest	(6)	(7)	N/A	2,731	85	N/A	—	—
MPLX LP
Convertible Preferred Units	5/13/16	(5)	2,255	72,201	82,795	36.71	4.0	2.2
Western Gas Partners, LP
Convertible Preferred Units	4/15/16	(5)	134	4,214	7,056	52.51	0.3	0.2

Total				$98,061	$110,512		5.3%	2.9%

Total of all restricted securities				$107,912	$142,457		6.8%	3.7%

(1)	The Company values its investment in Plains AAP, L.P. (“PAA GP”) on an “as exchanged” basis based on the public market value of Plains GP Holdings, L.P. (“Plains GP”). See Note 3 — Fair Value.

(2)	Security was acquired at various dates in prior fiscal years.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

(3)	The Company’s ownership of PAA GP is exchangeable into shares of Plains GP (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Company’s option. Upon exchange, the shares of Plains GP will be free of any restriction.

(4)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)	Unregistered or restricted security of a publicly-traded company.

(6)	The Company holds an interest in the Clearwater Trust consisting primarily of a coal royalty interest. See Note 5 — Agreements and Affiliations.

(7)	Unregistered security of a private trust.

8. Derivative	Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the three and six months ended May 31, 2016 were as follows:

Three Months Ended May 31, 2016	Number of Contracts	Premium
Call Options Written
Options outstanding at February 29, 2016	3,000	$251
Options written	16,110	1,541
Options subsequently repurchased	—	—
Options exercised	(3,000)	(251)
Options expired	(1,500)	(91)

Options outstanding at May 31, 2016	14,610	$1,450

Six Months Ended May 31, 2016	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2015	—	$—
Options written	23,090	2,196
Options subsequently repurchased(1)	(3,980)	(404)
Options exercised	(3,000)	(251)
Options expired	(1,500)	(91)

Options outstanding at May 31, 2016(2)	14,610	$1,450

(1)	The price at which the Company subsequently repurchased the options was $49 which resulted in net realized gains of $355.

(2)	The percentage of long-term investments subject to call options written was 1.6% at May 31, 2016.

Interest Rate Swap Contracts — The Company may enter into interest rate swap contracts to partially hedge itself from increasing expense on its leverage resulting from increasing interest rates. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Company could be required to make a termination payment. As of May 31, 2016, the Company did not have any interest rate swap contracts outstanding.

The following table sets forth the fair value of the Company’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of May 31, 2016
Call options written	Call option contracts written	$(1,186)

The following tables set forth the effect of the Company’s derivative instruments on the Statement of Operations:

		For the Three Months Ended May 31, 2016
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$91	$219

		For the Six Months Ended May 31, 2016
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$446	$264

9.    Investment Transactions

For the six months ended May 31, 2016, the Company purchased and sold securities in the amounts of $226,891 and $498,756 (excluding short-term investments and options).

10.    Credit Facility and Term Loan

At May 31, 2016, the Company had a $150,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. The Credit Facility has a two-year term maturing on February 28, 2018. The interest rate on outstanding loan balances may vary between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on the Company’s asset coverage ratios. The Company pays a fee of 0.30% per annum on any unused amounts of the Credit Facility.

For the six months ended May 31, 2016, the Company did not have any borrowings outstanding under the Credit Facility. Under the terms of the Credit Facility, the Company is unable to borrow unless its net assets exceed a minimum net asset value threshold ($797,460 as of May 31, 2016). As of May 31, 2016, the Company was able to borrow under the Credit Facility because its net asset value was above the minimum net asset threshold.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At May 31, 2016, the Company had a $150,000 unsecured term loan (the “Term Loan”). The Term Loan has a five-year commitment maturing on February 18, 2019, and borrowings under the Term Loan bear interest at a rate of LIBOR plus 1.30%. The Company pays a fee of 0.25% per annum on any unused amount of the Term Loan. Amounts borrowed under the Term Loan may be repaid and subsequently reborrowed. Under the terms of the Term Loan the Company is unable to borrow unless its net assets exceed a minimum net asset threshold ($1,883,553 as of May 31, 2016). As of May 31, 2016, the Company had no outstanding borrowings under the Term Loan and was able to borrow under the Term Loan because its net asset value was above the minimum net asset threshold.

As of May 31, 2016, the Company was in compliance with all financial and operational covenants required by the Credit Facility and Term Loan. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

11.    Notes

At May 31, 2016, the Company had $767,000 aggregate principal amount of Notes outstanding. During the first quarter, the Company redeemed $264,000 of Notes. The table below sets forth a summary of those redemptions.

Date of Redemption	Series	Principal Redeemed	Redemption Price
12/14/15	R	$22,000	102.0%
12/14/15	S	52,800	102.0
12/14/15	T	35,200	102.0
12/14/15	V	70,000	100.7
1/20/16	W	10,000	106.7
1/28/16	R	3,000	102.0
1/28/16	S	7,200	102.0
1/28/16	T	4,800	102.0
1/28/16	W	21,000	102.0
2/18/16	W	38,000	102.0

		$264,000

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The table below sets forth the key terms of each series of Notes outstanding at May 31, 2016.

Series	Principal Outstanding, November 30, 2015	Principal Redeemed	Principal Outstanding, May 31, 2016	Estimated Fair Value May 31, 2016	Fixed Interest Rate	Maturity Date
R	$25,000	$(25,000)	$—	$—	3.73%	11/9/17
S	60,000	(60,000)	—	—	4.40%	11/9/20
T	40,000	(40,000)	—	—	4.50%	11/9/22
V	70,000	(70,000)	—	—	3.71%	5/26/16
W	100,000	(69,000)	31,000	32,700	4.38%	5/26/18
Y	20,000	—	20,000	20,400	2.91%	5/3/17
Z	15,000	—	15,000	15,500	3.39%	5/3/19
AA	15,000	—	15,000	15,700	3.56%	5/3/20
BB	35,000	—	35,000	36,800	3.77%	5/3/21
CC	76,000	—	76,000	80,600	3.95%	5/3/22
DD	75,000	—	75,000	76,100	2.74%	4/16/19
EE	50,000	—	50,000	51,200	3.20%	4/16/21
FF	65,000	—	65,000	66,800	3.57%	4/16/23
GG	45,000	—	45,000	46,000	3.67%	4/16/25
II	30,000	—	30,000	30,600	2.88%	7/30/19
JJ	30,000	—	30,000	31,100	3.46%	7/30/21
KK	80,000	—	80,000	84,100	3.93%	7/30/24
LL	50,000	—	50,000	50,600	2.89%	10/29/20
MM	40,000	—	40,000	40,500	3.26%	10/29/22
NN	20,000	—	20,000	20,200	3.37%	10/29/23
OO	90,000	—	90,000	91,300	3.46%	10/29/24

	$1,031,000	$(264,000)	$767,000	$790,200

Holders of the fixed rate Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. As of May 31, 2016, the weighted average interest rate on the outstanding Notes was 3.46%.

As of May 31, 2016, each series of Notes was rated “AAA” by FitchRatings. In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Notes would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At May 31, 2016, the Company was in compliance with all covenants under the Notes agreements.

12.    Preferred Stock

At May 31, 2016, the Company had 16,160,000 shares of MRP Shares outstanding, with a total liquidation value of $404,000 ($25.00 per share). On December 16, 2015 and on January 12, 2016, the Company redeemed a total of 2,400,000 shares of its Series E MRP Shares at a redemption price equal to the liquidation value plus accumulated unpaid dividends. The table below sets forth the key terms of each series of the MRP Shares at May 31, 2016.

Series	Liquidation Value November 30, 2015	Liquidation Value Redeemed	Liquidation Value May 31, 2016	Estimated Fair Value May 31, 2016	Rate	Mandatory Redemption Date
A	$104,000	$—	$104,000	$106,400	5.57%	5/7/17
B	8,000	—	8,000	8,200	4.53%	11/9/17
C	42,000	—	42,000	44,700	5.20%	11/9/20
E	60,000	(60,000)	—	—	4.25%	4/1/19
F(1)	125,000	—	125,000	126,350	3.50%	4/15/20
G(2)	50,000	—	50,000	51,140	4.60%	10/1/21
H	50,000	—	50,000	50,800	4.06%	7/30/21
I	25,000	—	25,000	24,800	3.86%	10/29/22

	$464,000	$(60,000)	$404,000	$412,390

(1)	Series F MRP Shares are publicly traded on the NYSE under the symbol “KYNPRF”. The fair value is based on the price of $25.27 as of May 31, 2016.
(2)	Series G MRP Shares are publicly traded on the NYSE under the symbol “KYNPRG”. The fair value is based on the price of $25.57 as of May 31, 2016.

Holders of the series A, B, C, H and I MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). Holders of the series F and G MRP Shares are entitled to receive cumulative cash dividend payments on the first business day of each month.

On December 16, 2015, FitchRatings downgraded the rating on the Company’s MRP Shares to “A” from “AA”. The table below outlines the terms of each series of MRP Shares. The dividend rate on the Company’s MRP Shares will increase if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

	Series A, B, C, H and I	Series F and G
Ratings Threshold	“A”	“A”
Method of Determination	Lowest Credit Rating	Highest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.75% to 4.0%

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225% or the Company would fail to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At May 31, 2016, the Company was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

13.    Common Stock

At May 31, 2016, the Company had 183,840,000 shares of common stock authorized and 113,023,212 shares outstanding. On December 17, 2015, KAFA agreed to purchase $10,036 of newly issued shares funded in part with the after-tax management fees received during the fourth quarter of fiscal 2015. The new shares were purchased at the net asset value as of the close of business on December 18, 2015 ($15.09 per share) which represents a 9.2% premium to the closing market price. The 665,037 shares issued in connection with this purchase were distributed amongst the principals of KAFA, including KACALP, the managing member of KAFA. As of May 31, 2016, KACALP owned 285,929 shares of the Company. Transactions in common shares for the six months ended May 31, 2016 were as follows:

Shares outstanding at November 30, 2015	111,525,012
Shares issued in connection with purchase by investment advisor	665,037
Shares issued through reinvestment of distributions	833,163

Shares outstanding at May 31, 2016	113,023,212

14.    Subsequent Events

On June 23, 2016, the Company declared its quarterly distribution of $0.55 per common share for the second quarter. The total distribution of $62,163 was paid July 15, 2016. Of this total, pursuant to the Company’s dividend reinvestment plan, $6,279 was reinvested into the Company through the issuance of 340,318 shares of common stock.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON MLP INVESTMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON MLP INVESTMENT COMPANY (“KYN”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■   Social Security number and account balances

■   Payment history and transaction history

■   Account transactions and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KYN chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does KYN share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to http://www.kaynefunds.com

KAYNE ANDERSON MLP INVESTMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Who we are
Who is providing this notice?	KYN

What we do
How does KYN protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to your personal information is on a need-to-know basis. KYN has adopted internal policies to protect your non-public personal information.

How does KYN collect my personal information?

We collect your personal information, for example, when you

■   Open an account or provide account information

■   Buy securities from us or make a wire transfer

■   Give us your contact information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   sharing for affiliates’ everyday business purposes — information about your creditworthiness

■   affiliates from using your information to market to you

■   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ KYN does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ KYN does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ KYN doesn’t jointly market.

Other important information
None.

KAYNE ANDERSON MLP INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Kayne Anderson MLP Investment Company, a Maryland corporation (the “Company”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant

KAYNE ANDERSON MLP INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

10. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the

KAYNE ANDERSON MLP INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 27, 2004

Amended: December 13, 2005

Amended: March 12, 2009

KAYNE ANDERSON MLP INVESTMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

The Company’s Board of Directors (the “Board”) on March 9, 2016 approved the continuation of the Company’s Investment Management Agreement (the “Agreement”) with KA Fund Advisors, LLC (the “Adviser”) through March 31, 2017.

During the course of each year and in connection with their consideration of the continuation of the Agreement, the Board received various materials from the Adviser, including (i) information on the advisory personnel of the Adviser; (ii) information on the internal compliance procedures of the Adviser; (iii) comparative information showing how the Company’s fees and expenses compare to other registered investment companies that follow investment strategies similar to those of the Company; (iv) information regarding brokerage and portfolio transactions; (vi) comparative information showing how the Company’s performance compares to other registered investment companies that follow investment strategies similar to those of the Company; and (vii) information on any material legal proceedings or regulatory audits or investigations affecting the Company or the Adviser.

After receiving and reviewing these materials, the Board, at an in-person meeting called for such purpose (the “Meeting”), discussed the terms of the Agreement. Representatives from the Adviser attended the Meeting and presented additional oral and written information to the Board to assist in its considerations. The Directors who are not parties to the Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any such party (the “Independent Directors”) also met in executive session to further discuss the terms of the Agreement and the information provided by the Adviser.

Discussed below are certain of the factors considered by the Board in continuing the Agreement. This discussion is not intended to be all-inclusive. The Board, including the Independent Directors, reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings and in various discussions with senior management of the Adviser relating specifically to the Adviser and the Agreement. The approval determination was made on the basis of each Director’s business judgment after consideration of all the information taken as a whole. Individual Directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the contract review process.

Taking all of the information and deliberations into account, the Independent Directors reviewed various factors presented to them, the detailed information provided by the Adviser at the Meeting and at other times throughout the year, and other relevant information and the following factors, none of which was dispositive in their decision whether to approve the Agreement:

The nature, extent, and quality of the services to be provided by the Adviser

The Board, including the Independent Directors, considered the scope and quality of services that have been provided by the Adviser under the Agreement. The Board, including the Independent Directors, considered the quality of the investment research capabilities of the Adviser and the other resources the Adviser has dedicated to performing services for the Company, including the high caliber of portfolio managers and research analysts involved, the large and experienced team of investment, accounting, legal, trading and compliance professionals at the Adviser dedicated to the Company, and the continued maintenance of such team despite the recent decline in the energy sector and an associated reduction in management fees received by the Adviser. The Board, including the Independent Directors, also considered the quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Company’s other service providers, the provision of certain administrative, compliance, reporting and financial services by the Adviser, the prudent use of call options and the responsible handling of the Company’s leverage ratios and distribution determinations during declining and volatile energy markets. The Board, including the Independent Directors, took note of the Adviser’s excellent track records in identifying and executing on key investment themes and in sourcing and negotiating private investments for the Company as well as the Company’s access to investments and capital

KAYNE ANDERSON MLP INVESTMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

markets due in part to the Adviser’s credibility with institutional investors. The Board, including the Independent Directors, also considered the nature and quality of the services provided by the Adviser to the Company in light of their experience as Directors of the Company, their confidence in the Adviser’s integrity and competence gained from that experience and the Adviser’s responsiveness to questions, concerns or requests for information raised or made by them in the past. The Board, including the Independent Directors, noted the high quality of services provided by the Adviser during periods when the market faces significant turmoil, including various current market challenges, as well as the Adviser’s efforts to maximize returns and its leadership position in the markets in which it invests. The Board, including the Independent Directors, discussed the scope of responsibilities of, and resources expected to be available to, the key investment management and other personnel of the Adviser. Based on information provided by the Adviser, the Independent Directors concluded that the Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Agreement, and should be able to sustain that quality and depth, and that the nature and the proposed cost of such advisory services would be fair and reasonable in light of the services expected to be provided.

The Company’s performance under the management of the Adviser

The Independent Directors reviewed information pertaining to the performance of the Company. These data compared the Company’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Company as well as its benchmark. The comparative information showed that the performance of the Company is satisfactory on an overall basis compared to other similar closed-end funds for various periods despite certain periods of lower relative performance against applicable peer groups. Based upon their review and consideration of applicable securities price indices, the Independent Directors concluded that the Company’s investment performance over time has been satisfactory compared to other closed-end funds that focus on investments in energy-related master limited partnerships (“MLPs”) and other energy companies, as applicable, and that the Company has generated strong returns for investors over various periods. The Independent Directors noted that in addition to the information received for the Meeting, the Independent Directors also receive detailed performance information for the Company at each regular meeting of the Board during the year. The Independent Directors considered the investment performance of other closed-end investment companies managed by the Adviser, but noted that they are not directly comparable. The Independent Directors did not consider the performance of other accounts of the Adviser because there were no accounts similar enough to be relevant for performance purposes.

The reasonability of the management fee and fall-out benefits

The Independent Directors considered the Company’s management fee under the Agreement in comparison to the management fees of funds within the Company’s peer group. The Independent Directors also considered the greater risks and burdens associated with managing the Company compared to private funds and separate accounts. The Adviser’s successful handling of past and recent market downturns and related leverage challenges, the administrative burden resulting from the Company’s tax complexities, the Company’s lower level of operating expenses (other than management fees), the Company’s participation in private investments, particularly “PIPE” transactions, the Adviser’s long standing relationships with management teams in the energy space, and the Adviser’s track record for successful pricing and timing strategies related to capital raising for the Company were also noted by the Independent Directors as relevant considerations in evaluating the reasonableness of the management fee rate. The Independent Directors also discussed and are comfortable with the different contractual fee rates for the Company and other closed-end companies managed by the Adviser given differences in strategies and investments, and the relatively stronger and deeper management expertise and resources of the Adviser. Based on those comparisons, the Independent Directors concluded that the management fee for the Company remains reasonable.

KAYNE ANDERSON MLP INVESTMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

The extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of stockholders

The Independent Directors considered economies of scale that are being enjoyed by stockholders of the Company. In this regard, they noted the extent to which operating expenses declined over the past several years and noted that the Adviser added professionals to its already robust and high-quality team, both of which represented a sharing of those economies of scale. The Independent Directors also considered further possible economies of scale that the Adviser could achieve in its management of the Company. They considered the information provided by the Adviser relating to the Company’s operating expenses and information comparing the fee rate charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their investment company clients. They also noted that beginning on October 1, 2012 with respect to the Company, the Adviser agreed to a breakpoint under the existing fee structure through an annual fee waiver agreement, and that the Adviser agreed to additional breakpoints that became effective December 11, 2014. The Independent Directors noted that the additional breakpoints would result in further reduction in the effective average fee rate as the Company grows. The Independent Directors also considered the Adviser’s commitment to retaining its current professional staff in a competitive environment for investment and compliance professionals, and in light of reduced management revenues from weaker energy markets. The Independent Directors concluded that the fee structure for the Company is reasonable in view of the information provided by the Adviser, including the breakpoints in place for the Company, which represent a sharing of the economies of scale that would result from substantial future growth of the Company. The Independent Directors then noted that they would continue to monitor and review further growth of the Company in order to remain comfortable with the fee structure after any applicable future economies of scale.

Conclusion

Based on the review of the Board, including its consideration of each of the factors discussed above and the materials requested from and provided by the Adviser, the Board concluded, in agreement with the recommendation of the Independent Directors, that the Company and its stockholders received reasonable value in return for the management fees and other amounts paid to the Adviser by the Company under the Agreement, that stockholders could expect to receive reasonable value in return for the management fees and other amounts proposed to be paid to the Adviser by the Company under the Agreement and that the approval of the continuation of the Agreement was in the best interests of stockholders of the Company.

KAYNE ANDERSON MLP INVESTMENT COMPANY

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

(UNAUDITED)

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863/MLP-FUND;

•	on the Company’s website, http://www.kaynefunds.com; and

•	on the SEC’s website, http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863/MLP-FUND, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of each of its fiscal years with the SEC on Form N-Q and Form N-30B-2. The Company’s Form N-Q and Form N-30B-2 are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also makes its Form N-Q and Form N-30B-2 available on its website at http://www.kaynefunds.com.

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

KAYNE ANDERSON MLP INVESTMENT COMPANY RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)

On June 23, 2016, the Company held its annual meeting of stockholders where the following matters were approved by stockholders. As of the record date of May 6, 2016 (the “Record Date”), the Company had 113,023,212 outstanding shares of common stock and 16,160,000 outstanding shares of mandatory redeemable preferred stock, each of which was entitled to cast one vote. Represented in person or by proxy at this meeting were a total of 118,351,931 shares of common stock and mandatory redeemable preferred stock, constituting a quorum.

(i)	The election of Anne K. Costin and William H. Shea, Jr. as directors, each to serve for a term of three years until the Company’s 2019 annual meeting of stockholders and until his or her successor is duly elected and qualified.

(a)	The election of Ms. Costin required the affirmative vote of the holders of a majority of the Company’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. On this matter, 116,278,403 shares were cast in favor, 1,070,117 shares were cast against, and 1,003,407 withheld authority in the election of Ms. Costin.

(b)	The election of Mr. Shea required the affirmative vote of the holders of a majority of shares of the Company’s mandatory redeemable preferred stock outstanding as of the Record Date. On this matter, 14,299,982 shares were cast in favor, 129,061 shares were cast against, and 59,757 shares withheld authority in the election of Mr. Shea.

As a result of the vote on this matter, Ms. Costin and Mr. Shea were each elected to serve as director of the Company for a three-year term.

(ii)	The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2016.

Approval of this proposal required the affirmative vote of a majority of the votes cast by the holders of the Company’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

On this matter, 117,149,957 shares were cast in favor, 541,097 shares were cast against, 660,877 shares abstained, and there were no broker non-votes.

As a result of the vote on this matter, the proposal was approved.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors and Chief Executive Officer

Anne K. Costin	Director

Steven C. Good	Director

Gerald I. Isenberg	Director

William H. Shea, Jr.	Director

James C. Baker	President

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Secretary

Michael J. O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Please see the schedule of investments contained in the KYN Semi-Annual Report for the six months ended May 31, 2016 included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), as of a date within 90 days of the filing date of this report and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable to semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON MLP INVESTMENT COMPANY

Date: July 20, 2016	By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: July 20, 2016	By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors and Chief Executive Officer

Date: July 20, 2016	By:	/s/ TERRY A. HART
Terry A. Hart
Chief Financial Officer and Treasurer

Exhibit Index

(a)(1) Not applicable to semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.